Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Peoples Ohio Financial Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ronald B. Scott, Chief Executive Officer of the Company and Rich J. Dutton, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

/s/ Ronald B. Scott

Ronald B. Scott
Chief Executive Officer

May 15, 2006

/s/ Richard J. Dutton

Richard J. Dutton
Chief Financial Officer

May 15, 2006

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